UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  September 2, 2009

ALLIANCE NETWORK COMMUNICATIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter) (Former name if changed since last report)

Delaware	333-137920	20-3547389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Wall Street, Suite 2401 New York, New York		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 808-3093

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Alliance Network Communications Holdings, Inc. (formerly Halcyon Jets Holdings, Inc.) (“Alliance”) is a development stage company that plans to become an integrated company that will research, design, manufacture, market and distribute a number of generic and custom application electrical surge protection devices.

On September 2, 2009, in connection with the transactions and other actions which were reported in our Current Report on Form 8-K, filed with the Securities Exchange Commission on August 27, 2009, Alliance’s shares (formerly OTC:HJHO) commenced trading on a post 1-for-15 split basis on the OTC Bulletin Board under its new symbol “ALHN”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE NETWORK COMMUNICATIONS HOLDINGS, INC.

Date: September 8, 2009	By:	/s/ Boris Rubizhevsky
Boris Rubizhevsky
Chief Executive Officer

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